Exhibit 99.2

Unaudited pro forma condensed
consolidated financial statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 combines the historical consolidated balance sheet of Corporate Resource Services, Inc. and its subsidiaries as of March 31, 2010, and the balance sheet of GT Systems, Inc. and certain of its operating affiliates ("Affiliates") as of March 31, 2010, under the acquisition method of accounting, giving effect to the acquisition of assets of GT Systems, Inc. and Affiliates (the “CRD Acquisition”) by Corporate Resource Development, Inc., a wholly-owned subsidiary of Corporate Resource Services, Inc., as if it had occurred on March 31, 2010.

The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2009, and the six month period ended March 31, 2010, combine the historical consolidated statements of operations of Corporate Resource Services, Inc. and its subsidiaries for the year ended September 30, 2010, and the six month period ended March 31, 2010, and the statements of operations for GT Systems, Inc. and Affiliates for the year ended December 31, 2009 and the six month period ended March 31, 2010, in each case giving effect to the CRD Acquisition as if it had occurred on October 1, 2008.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to, among other things, the acquisition of assets of GT Systems, Inc. and Affiliates which will be accounted for as a purchase in accordance with ASC 805-10, “Business Combinations.” Under acquisition accounting, the total acquisition consideration will be allocated to the GT System, Inc. and Affiliates assets acquired based upon management’s preliminary estimates of fair value. The final allocation of the acquisition consideration will be based upon management’s consideration of a final valuation analysis prepared by an independent valuation firm. Any adjustments based on that final valuation may change the allocations of the acquisition consideration, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed consolidated financial statements. Any such changes may be material.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Acquisition taken place on the dates noted or the future financial position or operating results of the combined company.

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2009

	COMPANY AS REPORTED	GT SYSTEMS, INC. and AFFILIATES		PRO FORMA ADJUSTMENTS	PRO FORMA CONSOLIDATED
	(9-30-09)	(12-31-09)

REVENUE	$56,989,000	$93,926,742	(1)	$(21,129,033)
			(2)	(68,607)	$129,718,102

DIRECT COST OF SERVICES	49,647,000	70,899,521	(1)	(18,014,760)
			(3)	(531,743)	102,000,018

GROSS PROFIT	7,342,000	23,027,221		(2,651,137)	27,718,084

OPERATING EXPENSES	7,710,000	26,917,588	(1)	(3,819,931)
			(4)	(2,028,353)	28,779,304

LOSS FROM OPERATIONS	(368,000)	(3,890,367)		3,197,147	(1,061,220)

NON-OPERATING EXPENSES	510,000	1,720,172	(1)	(590,375)
			(5)	(334,196)	1,305,601

NET LOSS	$(878,000)	$(5,610,539)		$4,121,718	$(2,366,821)

TOTAL NET LOSS PER SHARE:
BASIC	$(0.04)				$(0.11)
DILUTED	$(0.04)				$(0.11)

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC	22,511,000				22,511,000
DILUTED	22,511,000				22,511,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2009

(1)	To eliminate the historical operating results of Integrated Consulting Group of NY, LLC, an affiliate of GT Systems, Inc. that was not part of the CRD Acquisition.

Revenue	$(21,129,033)
Direct cost of services	(18,014,760)
Operating expenses	(3,819,931)
Non-operating expenses	(590,375)

(2)	To eliminate revenues that are not anticipated to reoccur upon consummation of the CRD Acquisition.

Revenues	$(68,607)

(3)	To reflect reduction in staff worker's compensation costs that management anticipates will not reoccur upon consummation of the CRD Acquisition.

Worker's compensation expense	$(531,743)

(4)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur after the CRD Acquisition.

Rent expense that reflects renegotiation of leaseholds	$(694,854)
Legal and professional fees	(1,193,960)
Elimination of duplicate computer and other expenses	(139,539)

Operating expenses	$(2,028,353)

(5)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

Interest and finance costs	$(334,196)

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2010

	COMPANY AS REPORTED	GT SYSTEMS, INC. and AFFILIATES		PRO FORMA ADJUSTMENTS	PRO FORMA CONSOLIDATED

ASSETS

CURRENT ASSETS	$2,386,000	$14,277,772	(1)	$(14,277,772)	$2,386,000

PROPERTY AND EQUIPMENT	115,000	902,293	(2)	(2,293)	1,015,000

INTANGIBLE ASSETS	3,147,000	-	(2)	2,100,000	5,247,000

OTHER ASSETS	21,000	143,424	(1)	(143,424)	21,000

	$5,669,000	$15,323,489		$(12,323,489)	$8,669,000

LIABILITIES AND
STOCKHOLDERS' EQUITY

CURRENT LIABILITIES	$5,023,000	$23,700,215	(1)	$(23,700,215)
			(2)	1,750,000	$6,773,000

NON-CURRENT LIABILITIES	-	-	(2)	1,250,000	1,250,000

STOCKHOLDERS' EQUITY (DEFICIT)	646,000	(8,376,726)	(1)	8,376,726	646,000

	$5,669,000	$15,323,489		$(12,323,489)	$8,669,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

MARCH 31, 2010

(1)	To remove the balance sheet components of GT Systems, Inc. and Affiliates that were not acquired by CRD.

Current Liabilities	23,700,215
Stockholder's Equity		8,376,726
Current Assets		14,277,772
Property and Equipment		2,293
Other Assets		143,424

(2)	To allocate the $3,000,000 purchase price of GT Systems, Inc. and Affiliates over the fair market value of the assets acquired and record the related seller debt.

Intangible Assets	2,100,000
Current Liabilities		1,750,000
Non-Current Liabilities		1,250,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2010

	COMPANY AS REPORTED	GT SYSTEMS, INC. and AFFILIATES		PRO FORMA ADJUSTMENTS	PRO FORMA CONSOLIDATED

REVENUE	$27,636,000	$48,695,498	(1)	$(12,631,741)	$63,699,757

DIRECT COST OF SERVICES	24,913,000	35,722,696	(1)	(10,444,638)
			(2)	(265,872)	49,925,186

GROSS PROFIT	2,723,000	12,972,802		(1,921,231)	13,774,571

OPERATING EXPENSES	3,728,000	14,451,623	(1)	(1,754,441)
			(3)	(1,625,381)	14,799,801

LOSS FROM OPERATIONS	(1,005,000)	(1,478,821)		1,458,591	(1,025,230)

NON-OPERATING EXPENSES	1,585,000	690,351	(1)	(49,883)
			(4)	(292,551)	1,932,917

NET LOSS	$(2,590,000)	$(2,169,172)		$1,801,025	$(2,958,147)

TOTAL NET LOSS PER SHARE:
BASIC	$(0.10)				$(0.12)
DILUTED	$(0.10)				$(0.12)

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC	24,746,000				24,746,000
DILUTED	24,746,000				24,746,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2010

(1)	To eliminate the historical operating results of Integrated Consulting Group of NY, LLC, an affiliate of GT Systems, Inc. that was not part of the CRD Acquisition.

Revenue	$(12,631,741)
Direct cost of services	(10,444,638)
Operating expenses	(1,754,441)
Non-operating expenses	(49,883)

(2)	To reflect reduction in staff worker's compensation costs that management anticipates will not reoccur following the consummation of the CRD Acquisition

Worker's compensation expense	$(265,872)

(3)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur following the consummation of the CRD Acquisition.

Rent expense that reflects renegotiation of leaseholds	(539,473)
Legal and professional fees	(694,941)
Bank fees and advertising costs	(390,967)

Operating expenses	(1,625,381)

(4)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

Interest and finance costs	$(292,551)